U.S. SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                  July 21, 2004
                ------------------------------------------------
                Date of Report (date of earliest event reported)




                              PEOPLESWAY.COM, INC.
              -----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter




          Nevada                       000-28657               87-0374559
---------------------------        ---------------       ----------------------
State or Other Jurisdiction         Commission File      IRS Employer Identifi-
of Incorporation                        Number              cation Number



             2969 Interstate Street, Charlotte, North Carolina 28208
         ---------------------------------------------------------------
            Address of Principal Executive Office, Including Zip Code


                                 (704) 393-7591
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                       N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a) On July 19, 2004, Perrella & Associates, P.A., auditors for Peoplesway.com, Inc. ("Registrant") resigned.

(b) Perrella & Associates, P.A.'s reports on the Registrant's financial statements the fiscal year ended March 31, 2000, March 31, 2001, March 31, 2002 and March 31, 2003, contained no adverse opinion or disclaimer of opinion nor were they qualified as to audit scope or accounting principles.

(c) The Registrant's Board of Directors has made the decision to engage another auditor. The Registrant does not have an audit committee.

(d) In connection with the prior audits for the fiscal year ended March 31, 2000, March 31, 2001, March 31, 2002 and March 31, 2003 there have been no disagreements with Perrella & Associates, P.A. on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure.

(e) On or about July 20, 2004, the Registrant engaged Killman, Murrell & Company, PC as its independent auditors.

(f) The decision to engage the new accounting firm was recommended and approved by the Registrant's Board of Directors.

(g) Prior to making the decision to retain Killman, Murrell & Company, PC, the Registrant has had no prior relationship with Killman, Murrell & Company, PC or any of its members.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      EXHIBITS.

                  Exhibit 24.1      Letter from Perrella & Associates, PA
                  Exhibit 24.2      Letter from Killman, Murrell & Company, PC


                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             PEOPLESWAY.COM, INC.


Dated: July 21, 2004                               By: /s/ E. M. Johnston
                                                   -----------------------------
                                                   E. M. Johnston
                                                   Chief Executive Officer

                                                   By: /s/ Matt Monroe
                                                   -----------------------------
                                                   Matt Monroe
                                                   President